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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ---------------
                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                            TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934
                                 ---------------




        Date of Report (Date of earliest reported event): March 27, 2002



                                E-CENTIVES, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                      000-31559                52-1988332
(State or other jurisdiction of    (Commission File No.)       (IRS Employer
incorporation or organization)                               Identification No.)



                         6901 Rockledge Drive, 7th Floor
                            Bethesda, Maryland, 20817
                                 (240) 333-6100
                   (Address, including zip code, and telephone
             number, including area code, of registrant's principal
                               executive offices)


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ITEM 5.  OTHER EVENTS.

On March 27, 2002, the registrant accepted from its stockholder, Venturetec Inc., a Second Amended and Restated Promissory Note, dated as of October 19, 2001, which promissory note amends and restates the Amended and Restated Promissory Note, dated as of October 19, 2001, and extends its maturity date from March 31, 2002 to June 30, 2002.

On March 27, 2002, the registrant accepted from its stockholder, Pine, Inc., a Second Amended and Restated Promissory Note, dated as of October 19, 2001, which promissory note amends and restates the Amended and Restated Promissory Note, dated as of October 19, 2001, and extends its maturity date from March 31, 2002 to May 15, 2002.









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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         E-CENTIVES, INC.


                                         By: /s/ KAMRAN AMJADI
                                            ------------------------------------
                                            Kamran Amjadi
                                            Chairman and Chief Executive Officer


                                            Date:  March 29, 2002